SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Earliest Event Reported: August 16, 2004

THE HALLWOOD GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	1-8303 (Commission File Number)	51-0261339 (IRS Employer Identification No.)

3710 Rawlins, Suite 1500 Dallas, Texas	75219

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (214) 528-5588

THE HALLWOOD GROUP INCORPORATED

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1	Press release dated August 16, 2004, announcing the results of operations of The Hallwood Group Incorporated for the second quarter and six months ended June 30, 2004.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On August 16, 2004, The Hallwood Group Incorporated issued a press release regarding its results of operations for the second quarter and six months ended June 30, 2004. A copy of this press release is attached hereto as Exhibit 99.1.

THE HALLWOOD GROUP INCORPORATED

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 17, 2004

THE HALLWOOD GROUP INCORPORATED

By:	/s/ Melvin J. Melle

Name:	Melvin J. Melle
Title:	Vice President

THE HALLWOOD GROUP INCORPORATED

EXHIBIT INDEX

Exhibit Number	Name
99.1	Press release, dated August 16, 2004, announcing the results of operations of The Hallwood Group Incorporated for the second quarter and six months ended June 30, 2004.

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